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                                                                    Exhibit 23.1


                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 19, 1999, in Amendment No. 1 to the Registration Statement (Form S-3 No. 333-82219) and related Prospectus of Columbia/HCA Healthcare Corporation for the registration of $1,500,000,000 of its debt securities.


                                           /s/ Ernst & Young LLP


Nashville, Tennessee
August 5, 1999